UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2010

Commission File Number 333-161795

FOREX INTERNATIONAL TRADING CORP.
(Exact name of small business issuer as specified in its charter)

Nevada	27-0603137
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3753 Howard Hughes Parkway
Suite 200, Las Vegas, NV 89169
(Address of principal executive offices)

888-333-8075
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.
Item 3.02	Unregistered Sales of Equity Securities.
Item 5.01	Changes in Control of Registrant.

On November 17, 2010, Forex International Trading Corp., a Nevada corporation (the “Company”), entered into a Share Exchange Agreement (the “APH Agreement”) with AP Holdings Limited (“APH”) pursuant to which the Company agreed to acquire 17,924 ordinary shares of Triple 8 Limited, a corporation organized under the laws of Cyprus, engaged in the business of operating a Forex trading platform (“Triple”).  The securities acquired from APH represent approximately 45% of the issued and outstanding securities of Triple.   Pursuant to the APH Agreement, in consideration  for the securities of Triple, the Company agreed to issue 36,000,000 shares of common stock of the Company as well as a 6%  Convertible Note in the principal amount of $1,200,000 due February 15, 2011 (the “APH Note”).  On December 30, 2010, the Company and APH entered into an amendment to the APH Agreement whereby the number of shares to be delivered by the Company was reduced from 36,000,000 to 25,000,000.  Further, on December 30, 2010,  in order to expedite the transaction and avoid further dilution of the existing shareholders, Medirad Inc. and Rasel Ltd., shareholders of the Company, have agreed to return an aggregate of 70,000,000 shares of common stock to the Company for cancellation upon closing of the APH Agreement.  The above transaction closed on December 30, 2010 with an effective date of October 1, 2010.

The foregoing information is a summary of the agreement involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of the agreement, which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review the entire agreement for a complete understanding of the terms and conditions associated with these transactions.

Item 9.01                             Financial Statements and Exhibits.

Financial Statements of Business Acquired

(a)         Filed herewith are the following:

Audited consolidated financial statements of Triple 8 Limited for the year ended December 31, 2009 (to be filed by amendment within 71 days of the filing of this Form 8-K Current Report)

Unaudited consolidated financial statements of Triple 8 Limited for the nine and three months ended September 30, 2010 (to be filed by amendment within 71 days of the filing of this Form 8-K Current Report)

(b)         Pro Forma Financial Information

 Not Applicable

(c)          Shell Company Transactions

 Not Applicable

(d)          Exhibits

Exhibit Number	Description
4.1	6% Convertible Note issued to AP Holdings Limited.

10.1	Share Exchange Agreement by and between Forex International Trading Corp. and AP Holdings Limited (1)

10.2	Letter Agreement by and between Forex International Trading Corp., AP Holdings Limited, Medirad Inc. and Rasel Ltd.

(1)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on November 17, 2010.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FOREX INTERNATIONAL TRADING CORP.

Date: January 3, 2011	By:	/s/ Darren Dunckel
Las Vegas, Nevada		Name: Darren Dunckel
CEO, President, CFO, Secretary,
Treasurer and Director